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                      NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                (617) 578-2000

                        ENTERPRISE EXECUTIVE ADVANTAGE

                         SUPPLEMENT DATED MAY 25, 2006
                                      TO
                         PROSPECTUS DATED MAY 1, 2006

   This supplement updates certain information contained in the prospectus. You should read and retain this supplement.

   The second full paragraph on page A-34 of the prospectus is modified to read as follows:

      Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Eligible Funds under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under the dollar cost averaging or asset rebalancing program are not treated as transfers when we evaluate trading patterns for market timing.